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                                               Filed Pursuant to Rule 497(e)
                                               Registration File Nos.: 333-17217
                                                                       811-07953


                               EQ ADVISORS TRUST

                     SUPPLEMENT DATED MARCH 16, 2000 TO THE
                        PROSPECTUS DATED AUGUST 30, 1999

     This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") regarding the Alliance Small Cap Growth Portfolio of the Trust. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

     The information below should replace that located in the second paragraph of the section of the Prospectus entitled "The Investment Strategy":

          Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).